                                                                   EXHIBIT 10.20


THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                            COVER AGREEMENT ORIGINAL

                                       FOR

                SPRINT DATA COMMUNICATIONS PRODUCTS AND SERVICES

This Cover Agreement ("Agreement") is entered into by and between SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint") with offices at 13221 Woodland Park Rd. Herndon, VA 22071, and WORLDNET, INC. ("Customer") with offices at 9250 E. Costilla. Avenue, Suite 400, Englewood, CO 80112 on the date signed by both parties below.

          WHEREAS, Sprint possesses proprietary skill, knowledge and experience concerning the design, installation, operation and maintenance of certain telecommunications systems, specifically Sprint's Domestic Asynchronous Transfer Mode (ATM) and Clearline products and services (hereinafter the "Products and Services"); and

          WHEREAS, Customer wishes to order the Products and Services via Sprint's Order for Data Communication Services form or other Sprint order form; and

          WHEREAS, the parties hereto desire to enter into an agreement which addresses the prices and certain corresponding terms which shall apply to such Products and Services ordered by Customer.

          NOW THEREFORE, the parties hereby agree to the following:

1.   PURPOSE AND INTENT

     The purpose of this Agreement is to establish special prices, minimum purchase commitments and other special terms relative to the Products and Services ordered by Customer. Customer shall order the Products and Services by executing Sprint's standard Order for Data Communication Services form or other Sprint order form ("Orders"). The parties agree that all Orders placed for Products and Services shall be eligible to receive the special prices and shall be subject to the special terms set forth herein. It is understood and agreed that this Agreement shall not supersede the terms and conditions of each Order, but rather shall supplement such Orders to the extent set forth in this Agreement. Except as specified herein, all of Sprint's standard terms and conditions or Sprint's Tariff where applicable shall apply to the Products and Services provided by Sprint pursuant to Orders.

2.   TERM

     The Term of this Agreement shall begin on the first day of the calendar month following the date this Agreement is signed by both parties below ("Effective Date"), and shall end fifty-four (54) months thereafter (including an initial "Ramp-Up Period" of six (6) months), unless extended by mutual written agreement of the parties.

3.   ATM PRODUCTS AND SERVICES

     Asynchronous Transfer Modem (ATM) is a high-speed, connection oriented switching and multiplexing technology which transmits communications traffic in streams which can be sent independently without a common clock. The ATM Products and Services ordered by Customer are offered on a limited basis and are currently not accessible throughout the

--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet             1                      September 30, 1996

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


     United States. Customer understands that the ATM Products and Services are provided to Customer on a limited basis as set forth in this Agreement, and that Sprint's provision of the ATM Products and Services is subject to the availability of such Products and Services at each site. Sprint will make every commercially reasonable effort to meet Customer's ATM Service requirements. The following are the primary price components of the ATM Products and Services.

     A. Local Access Facilities - This is the physical telco or leased line connecting the Customer premise to the Sprint ATM Network. Local Access Facilities compatible with Sprint's ATM Service include T1, T3, OC3c and NxT1. Either Sprint or the Customer may provide the Local Access Facilities. Charges for Local Access facilities are comprised of local access charges, Access Coordination Fees (ACF) and the Central Office Connection (COC) fees. There is a one-time installation charge and a monthly recurring charge.

     B. Port Connection - This is the physical port access to the Sprint ATM Network. There is a one-time installation charge and a fixed monthly recurring charge for each port connection.

     C. Permanent Virtual Connection (PVC) - This is the pre-established logical connection between two Customer specific end-points for the transfer of information. For Sprint's ATM Products and Services, a PVC establishes a one-way connection between the two end-points and are therefore priced on a per site basis.

          There are two classes of PVCs; (1) Constant Bit Rate (CBR) PVCs, and
          (2) Variable Bit Rate (VBR) PVCs. Constant Bit Rate PVCs are intended for steady traffic which is sensitive to delay variation, and Variable Bit Rate PVCs are intended for "bursty" data traffic which is generally insensitive to small delay variation. For both classes of PVCs, there is a one time PVC installation charge and a monthly recurring charge per end-point. The recurring charge for both classes of PVCs are offered on either a "flat rate" monthly recurring basis or a flat rate plus actual usage charge basis. For each PVC, Customer shall select an Information Rate which defines the maximum rate at which user traffic will be allowed to transverse the ATM network. The Information Rates are available in increments of 64 Kbps and 1 Mbps. Customer may order multiple Information Rates per port, subject to the allowable bandwidth of the port. The assigned Information Rate may be different for each of the two PVCs between two end-points.

     D. Customer Premise Equipment (CPE) - CPE which is required to support Sprint's ATM may be either purchased or rented from Sprint or provided by the Customer, subject to certification by Sprint.

4.   SPECIAL DOMESTIC ATM PRICES

     Sprint shall provide the following special prices and terms to all Orders for Domestic ATM products and Services. "Domestic" is defined as the 48 contiguous United States.

     A.   Port Connection Charges and Discounts

          1.   The charges for Port Connection are as follows:


         Port            Installation Charge      Monthly Charge
         ----            -------------------      --------------
         T-1 Port:       $  (*)  each              $  (*)  each per Month
         DS3 Port:       $  (*)  each              $  (*)  each per Month


--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet             2                      September 30, 1996

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



          2.   Port Connection Discounts


               Sprint shall provide a discount of (*)% off the Port Connection installation charges specified above provided that the ATM Service at such sites is provided for a minimum of twelve (12) months. If the Service is terminated prior to the end of the minimum period, then Customer shall pay Sprint the pro-rata, dollar amount of any installation discount provided by Sprint based on the number of months from the effective date of such termination to the expiration date of the minimum period.



               Sprint shall apply a (*) percent (*%) discount to the T-1 and DS-3 Monthly Port Connection charges specified above.


     B. Flat Rate, VBR PVC Charges and Discounts

          1. The charges for use of one-way, Flat Rate, VBR PVCs are as follows:


          Information Rate         Installation Charge      Monthly Charge
          ----------------         -------------------      --------------
          64 Kbps                  $ (*) each                $  (*)  per 64 Kbps
          1 Mbps                   $ (*) each                $  (*)  per 1 Mbps


          2.   Flat Rate, VBR PVC Price Discounts

               Sprint shall provide a discount of (*)% off the PVC installation charges specified above provided that the ATM Service at such sites is provided for a minimum of twelve (12) months. If the Service is terminated prior to the end of the minimum period, then Customer shall pay Sprint the pro-rata, dollar amount of any installation discount provided by Sprint based on the number of months from the effective date of such termination to the expiration date of the minimum period.

               Sprint shall apply a Volume Discount to the monthly VBR PVC charges based on the following corresponding gross PVC charges per Port incurred in a month:


               Gross Monthly             Volume
               PVC Charges per Port     Discount
               --------------------     --------
               $   800 - $ 1,999           (*)%
               $ 2,000 - $ 3,999           (*)%
               $ 4,000 - $ 6,399           (*)%
               $ 6,400 - $ 9,999           (*)%
               $10,000 - $14,399           (*)%
               Over $14,400                (*)%


               Sprint shall apply an additional discount of * percent (*%) to the monthly VBR PVC charges after applying the Volume Discount above.

          3. VBR PVC Cap - The total VBR PVC charge per port per month shall not exceed the following amounts based on the Port Speed:


               Port           Total Monthly Charge
               ----           --------------------
               T-1            $   (*)  per Port
               DS3            $   (*)  per Port


     C.   CBR PVC Charges

          The charges for use of one-way, CBR PVCs are as follows

--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet             3                      September 30, 1996

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

          Information Rate    Flat Rate Price         Usage-Based Price
          ----------------    ---------------         -----------------
          64 Kbps             $ (*)  per 64 Kbps        $ (*) per 64 Kbps plus usage
          1 Mbps              $ (*)  per 1 Mbps         $ (*) per 1 Mbps plus usage

          For the Usage-Based Price, the usage component of the CBR PVC price is $(*) per I Megacell of delivered CBR traffic per month based on the egress counts.

     D.   Special ATM Terms

          1. The VBR information rate of 1 Mbps assumes measurement of the ATM Adaptation layer (AAL) 3 or 4. If AAL 5 is used, then the VBR information rate of 1 Mbps equates to 1.09 Mbps of bandwidth.

          2. Sprint may, upon thirty (30) days advance written notice to Customer, increase the charges for ATM Products and Services if Customer's "Utilization" of the ATM Network exceeds (*) percent (*%) for two (2) consecutive months. (*) percent (*%) Utilization for a DS-3 Port per month is equal to 33,000 megacells.

          3. No other discounts apply. Except as specified herein, all other prices and related terms and conditions for the ATM Products and Services as specified in the Order are standard.

          4. As new ATM features and releases become available, Sprint will, upon request of Customer, provide prices for such new features and releases.

          5. If the prices for the ATM Products and Services which Sprint offers to the general public are or become less than the prices set forth in this Agreement, then Customer may purchase the ATM Products and Services at such lower prices.

5.   CLEARLINE PRODUCTS AND SERVICES

     Sprint's Clearline Products and Services are a non-switched, non-usage sensitive, point-to-point or point-to-multipoint service which is dedicated exclusively to one customer. Sprint offers Clearline on an inter-LATA basis between completed points of presence (POP) on its fiber network. Clearline provides for two-way simultaneous transmission of digital signals at speeds up to 44.736 Mbps. Customer understands that the Clearline 45 and OC-3 Private Line Products and Services are subject to the availability of such Products and Services at each site. Sprint will make every commercially reasonable effort to meet Customer's Clearline 45 and OC-3 Private Line Service requirements. Sprint's Clearline Products and Services are governed by applicable Tariff on file with regulatory agencies.

     A.   DS-3 (Clearline 45) and OC-3 (Private Line) Special Prices


          1. Interstate DS3 Inter-Exchange (IXC) Charges - Customer is eligible for Sprint's Clearline 45 Volume Pricing Plan (VPP) and will receive the discounts applicable to the $(*) volume level during the Term of this Agreement regardless of the actual volume unless Customer's actual volume reaches a higher discount level than $(*) in which case Customer shall receive the discounts applicable to such higher level as defined in Sprint's Tariff. Customer shall receive a (*) percent (*%) discount on the monthly recurring charges for Interstate DS3 IXC in addition to other applicable discounts. Customer must average 650 miles per DS-3 circuit (POP-to-POP) to remain eligible for the discounts provided herein.


--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet             4                      September 30, 1996

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


          2. Interstate OC-3 Inter-exchange (IXC) Charges - Customer may upgrade DS-3 circuits to OC-3 circuits without penalty (except for the pro-rata payment of any waived installation charges), provided that: (a) the upgraded circuit has the same or greater bandwidth than the replaced circuit, and (b) all such circuits are an average length of 650 miles per circuit (POP-to-POP). The monthly recurring charge for each OC-3 circuit is $(*) plus $(*) per each mile of the circuit (POP-to-POP). If the charges for OC-3 circuits become subject to Tariff, then Customer may request Sprint to re-negotiate the charges for the OC-3 circuits. If the parties do not agree on a new charge for the OC-3 circuits, then Customer may, upon thirty (30) days written notice to Sprint, terminate any existing OC-3 circuits provided by Sprint with no liability except for the pro-rata amount of any waived installation charges as specified in Section 6(B) below. Any such termination shall not affect Customer's obligation to meet the Minimum Service Commitment set forth in Section 7 below.

     B.   Special Clearline Terms

          1. The special prices specified above are based on Customer maintaining an average OC-3 / DS-3 circuit length of at least 650 miles (POP-to-POP). If at the end of any month Customer's total OC-3 / DS-3 IXC miles divided by the total' number of OC3 / DS-3 circuits is less than 650 miles, then Sprint may, upon thirty
               (30) days advance written notice to Customer, increase the charges for such Products and Services.

          2. Except as specified herein, no other discounts apply. All other prices and related terms and conditions for the Clearline and Private Line (OC-"N") Products and Services as specified in the Order are per Tariff.

6.   LOCAL ACCESS FACILITIES

     A. All charges for Local Access Facilities provided by Sprint to access the ATM and Clearline Products and Services (including ACF and COC) shall be quoted by Sprint on an individual Order basis.

     B. Sprint shall waive (*)% of the installation charges for Sprint-provided Local Access Facilities (including non-recurring ACF and COC charges) for DS-3 and OC-3 circuits installed during the Term of this Agreement for access to the ATM and Clearline (including OC-3) Products and Services provided hereunder. All OC-3 circuits must remain installed for a minimum period of twenty-four (24) months and all DS-3 circuits must remain installed for a minimum period of twelve
          (12) months. If such circuits are disconnected prior to the end of the minimum period, then Customer shall pay Sprint the pro-rata, dollar amount of the installation charges based on the number of months from the effective date of such termination to the expiration date of the minimum period.

7.   MINIMUM SERVICE COMMITMENT

     A. In consideration of the special prices and terms for the Products and Services as specified herein, Customer shall be subject to the following dollar volume commitment ("Minimum Service Commitment") of "Contributory Services" during each corresponding "Service Period" of the Term of this Agreement:

--------------------------------------------------------------------------------
                        SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet             5                      September 30, 1996

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                        Minimum
          Service Period                Service Commitment
          --------------                ------------------
          Months I through 6            $(***)
          Months 7 through 18           $(***)
          Months 19 through 30          $(***)
          Months 31 through 42          $(***)
          Months 43 through 54          $(***)

          Month I shall begin on the Effective Date of this Agreement. The "Contributory Services" shall be Sprint's ATM and Clearline (including OC-3" Service) Products and Services specified in this Agreement, and Sprint's Frame Relay and Clarity services which may be Ordered by Customer. All monthly recurring charges incurred by Customer for the Contributory Services (net of all discounts) shall be used in calculating Customer's usage towards the Minimum Service Commitment. At the end of each Service Period above, Customer shall pay Sprint any shortfall in the Minimum Service Commitment for that Service Period.

     B. If this Agreement is terminated for any reason other than due to a material breach by Sprint and the total invoiced amount for Contributory Services (net of all discounts) as of the effective date of termination is less than $(*) then Customers shall pay Sprint the lesser of: (a) the remaining balance of the Minimum Service Commitment for all Service Periods, or (b) the applicable Termination charge set forth in ATTACHMENT A based on the month in which such termination is effective.

     C. If the monthly invoiced amount for Contributory Services (net of all discounts) is $(*) or more for three (3) consecutive months, then, upon request of Customer, Sprint will agree to re-negotiate in good faith with Customer the charges for the Products and Services specified in this Agreement. If the parties are unable to agree on such new charges, then Customer may purchase the Products and Services from another service provider, provided that Customer shall remain liable to Sprint for the Minimum Service Commitment set forth in this Agreement, or if this Agreement is terminated, then Customer shall be liable for the applicable amount specified in Section 7(B) above.


     D. If at any time during the Term, the total invoiced amount for Contributory Services (net of all discounts) is equal to or greater than $(*) then either: (a) Customer may terminate this Agreement without further liability by providing Sprint with thirty (30) days advance written notice, or (b) upon request of Customer, Sprint will agree to re-negotiate in good faith with Customer the charges for the Products and Services specified in this Agreement. If Customer does not terminate this Agreement as set forth in this provision, then Customer shall remain obligated to meet the Minimum Service Commitments for each of the Service Periods regardless of the total invoiced amount for Contributory Services.


     E. If Customer upgrades any DS-3 or OC-3 circuits to a Sprint service with higher bandwidth capacity, then the monthly recurring charges incurred by Customer for such upgraded circuits will contribute toward the Minimum Service Commitment.


8.   OTHER SPECIAL TERMS

     A.   Service Performance

          1. Customer agrees to provide prompt written notice to Sprint of any material failure by Sprint to provide the Products and Services under this Agreement and in accordance with applicable tariffs. If Sprint fails to cure such material failure within thirty (30) days from receipt of such notice, Customer may terminate this Agreement on written

--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet              6                   September  30,  1996
               notice to Sprint. A material failure by Sprint shall not include a failure caused by the local exchange carrier, any equipment not owned or maintained by Sprint, or any other cause beyond the control of Sprint.

          2. ATTACHMENT B to this Cover Agreement sets forth the terms and conditions for credit allowances for service interruption.

     B. Advertising and Publicity - Sprint and Customer will permit each other to identify and use the name of the other party in suitable advertising, press releases and presentations upon prior written consent of such party, which consent shall not be unreasonably withheld or delayed.

     C. Proprietary Information - Customer agrees that the information in this document or any information related to prices, terms and conditions in any other document provided by Sprint are confidential and proprietary information of Sprint and governed by the Agreement for Use and Non-disclosure of Confidential Information executed by Sprint and Customer.

     D. Customer's Subsidiaries and Affiliates - ATTACHMENT C to this Agreement is a list of the subsidiaries and affiliates of WorldNet, Inc. ("Designated Affiliates") eligible to obtain the Products and Services pursuant to the terms and conditions and prices set forth in this Agreement. Such Designated Affiliates may obtain the Products and Services directly from Sprint pursuant to Orders placed by such Designated Affiliates, and in such case shall pay Sprint directly for such Products and Services, provided however, that: (a) WORLDNET, Inc. shall guarantee all such payments to be made by such Designated Affiliates, (b) WorldNet, Inc. shall be responsible to ensure that such Designated Affiliates comply with the terms and conditions of the Orders and this Agreement, and (c) WorldNet, Inc. shall be solely responsible for payment of any shortfall of the Minimum Service Commitment set forth in this Agreement.

     E. Change in Customer's Name - If Customer changes its legal name (not including any name change that is the result of a merger, consolidation or other such combination that may require an assignment of this Agreement), then Customer will provide Sprint with written notice of such change, and both parties shall remain bound by the terms and conditions of this Agreement notwithstanding such change in name.

     F.   Mergers and Acquisitions

          1. If Customer is acquired by or merges with another entity, then the rights and obligations of the parties under this Agreement shall remain in full force and effect notwithstanding such acquisition or merger.

          2. If Customer acquires an entity that is under a contract with Sprint for any of the Contributory Services under this Agreement as defined in Section 7 above, then Sprint may, on a case-by-case basis and subject to certain conditions, allow such entity to terminate its contract without penalty so that it may purchase such Products and Services pursuant to this Agreement. If such entity has a purchase commitment to Sprint under the other contract with Sprint, then such entity may purchase any of the Contributory Services from Sprint under this Agreement, provided that such entity remains obligated to purchase the minimum commitment under the other contract with Sprint and has not violated any terms or conditions of such other contract with Sprint. All such purchases of the Contributory Services under this Agreement by such entity shall contribute to Customer's Minimum Service Commitment under this Agreement.

--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet             7                      September 30, 1996

9.   ENTIRE AGREEMENT

     A. This Cover Agreement represents the entire agreement of the parties with respect to the special prices and other terms related to the Products and Services, and supersedes all other previous agreements, understandings, statements, communications or representations, whether oral or written. This Cover Agreement may not be modified, changed or amended without the prior written agreement of both parties.

     B. This Cover Agreement and the Orders will represent the entire agreement of the parties with respect to Sprint's provision of the Products and Services to Customer. In the event of any conflict between the Orders and the terms of this Cover Agreement, the terms of this Cover Agreement shall govern.

IN WITNESS WHEREOF, the parties hereto, each by a duly authorized officer, have caused this Cover Agreement to be executed as of the date signed by both parties below.

WORLDNET, INC.                               SPRINT COMMUNICATIONS COMPANY L.P.

By:                                          By:


 /s/ DANNY E. STROUD                          /s/ PAUL GRAY
-----------------------------------          -----------------------------------
Signature                                    Signature


 Danny E. Stroud                              Paul Gray
-----------------------------------          -----------------------------------
Name Typed or Printed                        Name Typed or Printed


 VP, Network Operations                       Regional Director
-----------------------------------          -----------------------------------
Title                                        Title


 Sept. 30, 1996                                           9/30/96
-----------------------------------          -----------------------------------
Date                                         Date

--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet             8                      September 30, 1996

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



                                  ATTACHMENT A

                           Termination Charge Schedule


      Month of      Termination             Month of        Termination
     Termination      Charge               Termination        Charge
     -----------    -----------            -----------      -----------
        54          $    (***)                  27          $    (***)
        53          $    (***)                  26          $    (***)
        52          $    (***)                  25          $    (***)
        51          $    (***)                  24          $    (***)
        50          $    (***)                  23          $    (***)
        49          $    (***)                  22          $    (***)
        48          $    (***)                  21          $    (***)
        47          $    (***)                  20          $    (***)
        46          $    (***)                  19          $    (***)
        45          $    (***)                  18          $    (***)
        44          $    (***)                  17          $    (***)
        43          $    (***)                  16          $    (***)
        42          $    (***)                  15          $    (***)
        41          $    (***)                  14          $    (***)
        40          $    (***)                  13          $    (***)
        39          $    (***)                  12          $    (***)
        38          $    (***)                  11          $    (***)
        37          $    (***)                  10          $    (***)
        36          $    (***)                   9          $    (***)
        35          $    (***)                   8          $    (***)
        34          $    (***)                   7          $    (***)
        33          $    (***)                   6          $    (***)
        32          $    (***)                   5          $    (***)
        31          $    (***)                   4          $    (***)
        30          $    (***)                   3          $    (***)
        29          $    (***)                   2          $    (***)
        28          $    (***)                   1          $    (***)

--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet            A-1                     September 30, 1996

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                  ATTACHMENT B

                      ALLOWANCES FOR SERVICE INTERRUPTIONS

     1 Credit allowances for interruption of Sprint's ATM or Clearline Products and Services shall be made, upon Customer's request, as set forth below.

     2. Sprint shall provide Customer a credit allowance for an interruption of thirty (30) minutes or more at the rate of (*) of the applicable monthly charge for each thirty (30) minutes or major fraction thereof that the interruption continues. An interruption period begins when the Customer releases the affected circuit to Sprint for fault isolation and testing and ends when the circuit is returned to the Customer. No credit will be given for an interruption of Service of less than thirty (30) minutes. Each interruption is considered separately for the purpose of establishing the credit allowance. Interruptions shall be accumulated to the nearest half hour period. The credit for a monthly billing period shall not exceed the monthly rate for the affected Service.

     3. Customer shall not receive a credit if an interruption is: (a) caused by the negligence or willful misconduct of Customer or others authorized by Customer to use the Services, provided by Sprint; (b) due to the failure of power, facilities, equipment, systems or connections not provided by Sprint; (c) caused by the failure of access to the Sprint network; (d) a result of scheduled maintenance; or (e) due to any causes beyond Sprint's control.


--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet              B-1                    September 30,1996

                                  ATTACHMENT C

                 LIST OF CUSTOMER'S AFFILIATES AND SUBSIDIARIES

The following are the subsidiaries and affiliates of WorldNet, Inc. ("Designated Affiliates") eligible to obtain the Products and Services pursuant to the terms and conditions and prices set forth in this Agreement. This list may be changed from time to time upon written agreement of the parties.

RainNet
On Ramp Technologies
National Knowledge Networks
West Coast Online









--------------------------------------------------------------------------------
                         SPRINT PROPRIETARY INFORMATION
--------------------------------------------------------------------------------
Cover Agreement - WorldNet            C-1                     September 30, 1996